Exhibit 99.2

Investor Call Supplement November 3, 2015

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding guidance relating to Adjusted EBITDA. Our actual results could differ materially from those stated or implied by these forward-looking statements due to risks and uncertainties associated with our business including, but not limited to, the risks identified in the "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Business" sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, and our Quarterly Report on Form 10-Q for the quarters ended March 31, 2015 and June 30, 2015, as applicable, and the other risks identified from time to time in our other press releases, reports and filings with the Securities and Exchange Commission (“SEC”). Except as required by applicable law, we undertake no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. We do not intend, and assume no obligation, to update any forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Additional Notes This presentation may contain industry market data, industry forecasts and other statistical information. Such information has been obtained from publicly available information and industry publications. Everi has not independently verified such information and makes no representations as to the accuracy of such information. Non-GAAP Financial Measures This presentation includes financial measures that were not prepared in accordance with United States generally accepted accounting principles (GAAP). As used herein, Adjusted EBITDA is a non-GAAP measurement presented herein as a supplemental disclosure. We define Adjusted EBITDA as operating income plus depreciation and amortization, non-cash stock-based compensation, accretion of contract rights, acquisition expenses, other merger related costs and purchase accounting adjustments less a benefit from one-time legal settlement proceeds. Adjusted EBITDA is presented herein for informational purposes only and does not represent “pro forma” amounts determined in accordance with SEC rules and regulations. Reconciliations between GAAP measures and non-GAAP measures and between actual results and adjusted results are provided in Exhibit 99.1 of this Current Form 8-K dated November 3, 2015. 2

Financial Results 3 (1) - Rounding may cause variances.QUARTERLY SUMMARY WITH 2015 FULL YEAR ESTIMATE (1)ACTUALFOURTH QUARTERGUIDANCE($ in millions)(UNAUDITED)LOW RANGEHIGH RANGELOW RANGEHIGH RANGEQ1 2015Q2 2015Q3 2015FY 2015FY 2015FY 2015FY 2015 TOTAL REVENUE $207.5 $206.4 $208.7 OPERATING INCOME $28.1 $16.3 $14.7 Depreciation and Amortization 31.0 31.5 32.5 EBITDA 59.2 47.8 47.2 Accretion of Contract Rights 2.1 2.0 1.9 Non-Cash Stock Compensation Expense 1.8 2.2 2.1 "Acquisition Expenses, Other Merger Related Costs & Purchase Price Adjs" 2.0 0.4 0.3 Legal Settlement Proceeds (14.4) - - ADJUSTED EBITDA (2) $50.6 $52.4 $51.5 $45.5 $50.5 $200.0 $205.0 (1) - Rounding may cause variances.(2) - See Exhibit 99.1 of this Current Report on Form 8-K dated November 3, 2015 for reconciliations.

Long Term Debt Analysis 11/4/2015 4 ($ in thousands) Expected Debt Balance 12/31/15 Maturity Date Rate Term Loan $490,000 12/19/2020 6.25% Libor plus 5.25% with a 1% floor $0.03 Revolver $0 12/19/2019 0.50% Commitment rate - Borrowings at Libor plus 4.75% $0.00 Senior Secured Notes $335,000 4/15/2021 7.25% Fixed Rate $0.02 Senior Unsecured Notes $350,000 1/15/2022 10.00% Fixed Rate $0.03 $1,175,000 7.65% Weighted Average Rate of Estimated Outstanding Debt $0.08 Debt Covenant: The Company's required maintenance covenant, which covers Secured Debt only, as of December 31st of each period presented ($ in thousands): 2015 2016 2017 2018 Secured Leverage Ratio 4.75 4.25 4.00 3.75 Secured Debt (1) $825,000 $815,000 $805,000 $795,000 Required Adj. EBITDA (2) $173,684 $191,765 $201,250 $212,000 Secured Debt w/ FCF Pmt (3) $825,000 $800,000 $775,000 $750,000 Required Adj. EBITDA (2) $173,684 $188,235 $193,750 $200,000 Assumptions: (1) Assumes no additional Free Cash Flow ("FCF') Paydown and only the required 2% amortization of $10M per year. (2) Required Adjusted EBITDA per the Term Loan Agreement to remain in compliance with leverage ratio. (3) Assumes $15M additional FCF Paydown and the required 2% amortization of $10M per year. FCF payment due Q1 of following year.